CONSOLIDATED BALANCE SHEETS (PARENTHETICALS) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts receivable - net of allowance for doubtful accounts	$ 408	$ 249
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	99,999,999	99,999,999
Common Stock, Shares, Issued	47,737,868	44,924,039
Common Stock, Shares, Outstanding	47,737,868	44,924,039
Founder Share, No Par Value	$ 0	$ 0
Founder Shares, Authorized	1	1
Founder Shares, Issued	1	1
Founder Shares, Outstanding	1	1